Exhibit 10.7

Confidential Treatment Requested:

Confidential portions of this document have been redacted and have been filed separately with the Commission.

CONFIDENTIAL TERM SHEET

BETWEEN

CANTATA TECHNOLOGY, INC.

AND

INTERMETRO COMMUNICATIONS, INC.

May 2, 2006

This proposal (the “Term Sheet”) summarizes the principal terms with respect to a business relationship between Cantata Technology, Inc. and its affiliates and subsidiaries (collectively, “Cantata”), formerly known as Excel Switching Corporation and Brooktrout Technology, and InterMetro Communications, Inc. (“InterMetro”). Both parties agree in good faith that appropriate documents in final form will be executed regarding the subject matter of this Term Sheet and will contain all other essential terms of an agreed upon transaction (the “Definitive Agreement”).

Purpose/Scope

Cantata and InterMetro are hereby entering into a strategic agreement (the “Strategic Agreement”) for the implementation of Cantata equipment into InterMetro’s extensive nationwide network (the “Network”) through the deployment of networking equipment and technology (the “Equipment”) provided by Cantata. The parties agree that the term of the Strategic Agreement shall commence on the date of this Term Sheet and terminate upon the signing of the Definitive Agreement. During the term of the Strategic Agreement, InterMetro may deliver purchase orders to Cantata as set forth below. Purchases pursuant to such purchase orders shall be subject to the terms of this Term Sheet and of Cantata’s Standard Terms and Conditions for Excel and Cantata Product Lines, attached hereto as Exhibit A. In the event of any conflict between the terms of this Term Sheet and the Standard Terms and Conditions, the terms of this Term Sheet shall apply. Upon the execution of the Definitive Agreement, all purchases shall be subject to the terms of the Definitive Agreement.

The following outlines the terms of the Strategic Agreement:

Terms of the Proposed Relationship

Cantata Responsibilities	During the term of the Strategic Agreement, Cantata will make available to InterMetro an aggregate amount of Equipment that includes:

(1) [***] units [***], or the [***] of said equipment with [***] at the time of order; and

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(2) [***] units [***], or the [***] or [***] of said equipment [***] at the time of order.

Upon InterMetro’s request and its purchase of [***] from Cantata, Cantata will provide [***].

If Cantata develops a larger capacity version of the [***], InterMetro will be able to purchase the larger version of the equipment under the Strategic Agreement at terms to be mutually negotiated in good faith by both parties.

Upon receiving proper written notice from InterMetro, Cantata will deliver the Equipment to an InterMetro specified destination within ten (10) business days from receipt. All costs associated with the delivery of Equipment will be directly paid by InterMetro or passed through to InterMetro at cost by Cantata, with the exception of shipments related to the replacement of defective equipment, which will be borne by Cantata.

Cantata will [***] for each [***] received by InterMetro under the Strategic Agreement, pursuant to the terms of [***]. In addition, Cantata will provide InterMetro with any new features or functionality that becomes available for [***].

All Equipment delivered by Cantata will be new and in proper working condition. Any Equipment found to be defective within the term of the Equipment’s Support Service term will be replaced by Cantata subject to the terms of the Support Agreement and the replacement Equipment will be delivered to an InterMetro specified destination within [***] of receipt of proper written notice by InterMetro.

InterMetro Responsibilities	InterMetro will, from time to time, order specified quantities of the Equipment with advance written notice to Cantata (each an “Equipment Order”). InterMetro will make an initial Equipment

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Order of [***] upon execution of the Strategic Agreement. Unless otherwise agreed to by both parties in writing, InterMetro will have the right to order up to [***] within any calendar month.

For each piece of Equipment, [***] under the terms of the Strategic Agreement, InterMetro will [***]. InterMetro will [***] and will [***].

[***]	InterMetro and Cantata agree that Cantata will offer to InterMetro [***] current equipment and technology, developed by Cantata.

Exclusive Rights	Cantata will provide InterMetro: (1) a right of first refusal to [***], and (2) the exclusive right to purchase more than [***] under terms and conditions substantially similar to the terms of this Term Sheet. Additionally, during the [***] of the Strategic Agreement, Cantata may not [***].

Economic Value	Listed below are the Economic Values that pertain to each Equipment Order under this Strategic Agreement:

[***]

[***]

[***]

Purchase Price	The Purchase Price for each piece of Equipment will be determined based upon the purchase option selected by InterMetro at the time of each Equipment Order.

[***]	If InterMetro indicates that it has [***], the Purchase Price will be equal to the [***] for that Equipment Order. The Purchase Price and the related sales tax

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will be paid 50% due upon delivery of the Equipment to InterMetro and 50% due 30 days after delivery of the Equipment to InterMetro. [***]

If during the term of this Strategic Agreement, Cantata sells any Equipment to a third party under substantially similar terms, conditions, and quantities when considered in the aggregate, at a price below the then current Economic Value provided for under the Strategic Agreement (a “Threshold Price”), the Economic Value for [***] will be adjusted to be the new Threshold Price for [***].

[***]	If InterMetro indicates that it [***] at the time of the Equipment Order, the Purchase Price for each [***] will be equal to [***] for that Equipment Order and the Purchase Price for [***] will be [***] of each [***]. If InterMetro selects [***] or if the Strategic Agreement has been terminated. InterMetro will have the right, in its sole discretion, to pay any [***].

[***]	If InterMetro has selected the [***], the Purchase Price plus the related sales tax for each piece of Equipment [***] will be paid by InterMetro [***]. The following summarizes the basic parameters of the [***]:

(1) [***] related to each [***] will be [***] and [***] related

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to the [***] will be [***]

(2) [***] for each piece of Equipment will be equal to:

[***]

[***]

[***]

(3) [***] for each [***] will be equal to:

[***]

[***]

Beginning after the second full [***], Cantata will have the right to notify InterMetro in writing during the subsequent [***]. Upon receipt of a [***] Notice, InterMetro will have until the end of the current [***], to notify Cantata in writing that [***]

(4) [***]

(5) The aggregate [***] paid by InterMetro for any specific piece of Equipment [***] will not exceed the Purchase Price plus related sales tax for that piece of Equipment [***]

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Potential Customers	[***] of potential customers that will [***] through the [***]

InterMetro Cash Payments	If subsequently agreed by both parties, any cash payment that is to be made by InterMetro to Cantata under the Strategic Agreement may be made in the form of InterMetro stock. The value of such stock will be equal to the price per common share, or common share equivalent, paid by investors in InterMetro’s most recent round of financing if InterMetro is privately held, or the 30 day average trading price for InterMetro common stock if InterMetro is public.

[***]	Within [***], InterMetro will provide Cantata with [***]

Term	The term of the Strategic Agreement will be for [***] (the “Initial Term”). At the end of the Initial Term:

(1) Cantata will no longer be required to provide InterMetro with Equipment per the terms of the Strategic Agreement;

(2) InterMetro will no longer be able to order Equipment from Cantata per the terms of the Strategic Agreement; and

(3) [***]

Press Releases and

Authorized Use of Name Neither party may use the other party’s name or trademarks, or issue any publicity or make any public statements concerning the other party or the existence or content of this Strategic Agreement, without the other party’s prior

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written consent after the other party has reviewed the proposed publicity material and any corrections or modifications have been incorporated. Notwithstanding, both parties agree to issue a joint press release related to the parties entering into the Strategic Agreement within 30 days of the execution of the Strategic Agreement.

Dated as of this 2nd day of May 2006.

CANTATA TECHNOLOGY, INC.	INTERMETRO COMMUNICATIONS, INC.

x /s/ SUSAN MAXWELL	x /s/ CHARLES RICE
FOR CANTANA TECHNOLOGY, INC.	FOR INTERMETRO COMMUNICATIONS, INC.

SUSAN MAXWELL	CHARLES RICE
PRINTED NAME	PRINTED NAME

CQO & VP Operations	CEO
TITLE	TITLE

May 2, 2006	May 2, 2006
DATE	DATE

ADDRESS:	ADDRESS:

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